SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                              MIKE'S ORIGINAL, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.
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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

     1)   Amount Previously Paid: _______________________________________
     2)   Form, Schedule or Registration Statement No.:  ________________
     3)   Filing Party:  ________________________________________________
     4)   Date Filed: ___________________________________________________

                              MIKE'S ORIGINAL, INC.

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                December 28, 1998
                                -----------------


To the Stockholders of
     MIKE'S ORIGINAL, INC. :


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mike's Original, Inc. will be held at Holiday Inn located at 215 Sunnyside Boulevard, Plainview, New York 11803 on Monday, December 28, 1998 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

     1.   To elect three directors to the Board of Directors.

     2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Corporation to "New Yorker Marketing Corp.", as set forth in Exhibit A.

     3. To consider and act upon a proposal to grant the Board of Directors authority to amend the Company's Certificate of Incorporation to authorize a one-for-four or one-for-five reverse stock split of the Corporation's common stock, par value $.001 per share, as set forth in Exhibit B.

     4. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on November 5, 1998 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.


                              By Order of the Board of Directors,


                              Arthur Rosenberg
                              ----------------------------------
                              President

November 23, 1998
Jericho, New York

                              Mike's Original, Inc.
                                 366 N. Broadway
                                Jericho, NY 11753


                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                December 28, 1998

                                -----------------


   The Annual Meeting of Stockholders of Mike's Original, Inc. (the "Company") will be held on Monday, December 28, 1998 at Holiday Inn, 215 Sunnyside Boulevard, Plainview, New York 11803, at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on December 28, 1998 and at any adjournments of such meeting. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is November 23, 1998.

   If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Special Meeting.

Voting Rights

   Only stockholders of record on November 5, 1998 (the "Record Date") will be entitled to vote at the Special Meeting or any adjournment thereof. As of the Record Date, the Company had outstanding one class of voting capital stock, namely 3,515,145 shares of Common Stock, $.001 par value per share ("Common Stock"). Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting of Stockholders.

   The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders is required for approval of the election of directors. The affirmative vote of a majority of the outstanding shares on the Record Date is required for the approval of the amendments to the Certificate of Incorporation changing the name of the Company and authorizing a reverse stock split. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on the vote, but will be counted in the determination of a quorum.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of shares of voting stock of the Company, as of November 5, 1998, of (i) each person known by the Company to beneficially own 5% or more of the shares of outstanding Common Stock, based solely on filings with the Securities and Exchange Commission, (ii) each of the Company's executive officers and directors and (iii) all of the Company's executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by, the persons named as owners.

                               Amount and Nature
Name and Address  of               of Shares                   Percentage
  Beneficial Owner            Beneficially Owned                Ownership
--------------------          ------------------               ----------
Steven A. Cantor (1)              283,333   (2)                    5.4%
Annette Cantor (1)                298,650                          5.8%
Arthur G. Rosenberg (1)            33,333   (3)                       *
Frederic D. Heller (1)            160,000   (4)                    3.1%
Myron Levy (1)                    125,833   (3)                    2.4%
All officers and directors
 as a group (3  persons)          319,166   (5)                    6.1%

* less than one percent (1%) unless otherwise indicated.

(1)  The address for each of these persons is 366 N. Broadway, Jericho, NY 11753
(2) Includes options to purchase 56,667 shares of Common Stock granted under the 1995 Long-Term Incentive Plan and options to purchase 76,666 shares of Common Stock granted under the 1996 Non-Qualified Plan.
(3) Includes options to purchase 23,333 shares of Common Stock granted under the 1996 Non-Qualified Plan.
(4) Includes options to purchase 58,333 shares of Common Stock granted under the 1996 Non-Qualified Plan.
(5) Includes 104,999 shares issuable upon the exercise of options granted pursuant to the Company's stock option plans.

                              ELECTION OF DIRECTORS

     The Company's By-Laws provides for a Board of Directors classified into three classes whose terms of office expire in successive years. The Company's Board of Directors now consists of three directors as set forth below.

      Class I                 Class II                Class III
(To Serve Until the      (To Serve Until the      (To Serve Until the
Annual Meeting of          Annual Meeting of        Annual Meeting of
Stockholders in 1998)    Stockholders in 1999)    Stockholders in 2000)
--------------------     --------------------     --------------------
Arthur G. Rosenberg          Myron Levy            Frederick D. Heller

     Arthur G. Rosenberg is to be elected a director in Class I, to hold office until the Annual Meeting of Stockholders in 2001 or until his successor is chosen and qualified. Myron Levy is to be elected a director in Class II, to hold office until the Annual Meeting of Stockholders in 1999 or until his successor is chosen and qualified. Frederick D. Heller is to be elected director in Class III, to hold office until the Annual Meeting of Stockholders in 2000 or until his successor is chosen and qualified. Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. All members of the Board of Directors are eligible to participate in the Company's stock option plans.

     There were four meetings of the Board of Directors during the fiscal year ended December 31, 1997. Each director attended or participated in at least 75% of the meetings of the Board of Directors. The Board of Directors also is involved in issues concerning auditing and compensation. The Board of Directors is involved in discussions with the Company's independent public accountants with respect to the scope and results of the Company's year-end audit, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company; and the Board of Directors approves executive compensation and the granting of stock options to key employees. The Company has no standing audit, compensation or nominating committees.

Principal Occupations of Directors

     Set forth below is a brief description of the background of the directors of the Company based on information provided by them to the Company.

     Arthur Rosenberg, Esq. has been a director of the Company since September 1995 and President since September 1, 1998. Mr. Rosenberg has been the Vice President of Acquisitions for The Associated Companies, a real estate developer, in Bethesda, Maryland since June 1987 and is a principal of Millennium Development Group, LLC, a real estate developer in Frederick, Maryland. Mr. Rosenberg is an attorney admitted to practice in the State of New York and has practiced law for over 30 years. Mr. Rosenberg is a director of Phar-mor Inc., which operates a chain of retail drug stores.

     Myron Levy (56 years of age) has been a director of the Company since July 1997. Since June 1993, Mr. Levy has been President of Herley Industries, Inc., a publicly owned designer and manufacturer of flight instrumentation products. From May 1991 to June 1993, Mr. Levy served as Executive Vice President and Treasurer of Herley Industries, Inc. Mr. Levy also has been a director of Herley since 1992.

     Frederic D. Heller (60 years of age) was Vice President of Finance and director of the Company from January 1997 until November 14, 1997 when he resigned as an officer of the Company. Since November 1997, Mr. Heller has been Chief Financial Officer of J & W Management Corp., a commercial real estate management company. Mr. Heller is a CPA licensed in the State of New York for over the last ten years. Prior to joining the Company, from November 1994 through January 1997, he practiced as an independent financial consultant including rendering such services to the Company in that capacity from August 1996 to January 1997. From September 1992 through October 1994, Mr. Heller was Vice President of Finance and director of Vasomedical, Inc., a publicly owned business involved in the merchandising of certain medical technology. From October 1990 through September 1992, Mr. Heller was president and chief operating officer of FDH Enterprises, Inc., a company rendering financial consulting services to business clients.

                                   MANAGEMENT

Officers of the Company

     The executive officers of the Company are as follows:

                             Name       Age   Office Held
                             ----       ---   -----------
                       Arthur Rosenberg  59   President
                       Marc P. Palker    46   Secretary

     --------
     Marc Palker has been a financial consultant to the Company since December, 1997 and Secretary of the Company since September 1, 1998. From January, 1997 to the present, Mr. Palker has been an independent financial consultant. From February, 1989 through December, 1996 Mr. Palker was Chief Financial Officer of Firetector Inc. a publicly owned business involved in the design, manufacture and service of life safety communications equipment. From 1994 through 1995 Mr. Palker served as National Vice President of the Institute of Management Accountants. Mr. Palker is a Certified Management Accountant.

                             EXECUTIVE COMPENSATION


     The following table sets forth the cash and other compensation paid or accrued by the Company during the year ended December 31, 1997 and 1996 and the nine months ended December 31, 1995 to the Company's Chief Executive Officer. Michael Rosen ceased to be the Company's Chief Executive Officer effective in May 1998. No other executive officer earned over $100,000 in any fiscal year.

                                                                                       Long Term
                                             Annual Compensation                     Compensation
                                --------------------------------------------------    Securities
Name and                                                             Other Annual     Underlying       All  Other
Principal Position              Year          Salary      Bonus     Compensation(2)     Options       Compensation
------------------              ----          ------      -----     --------------    ----------      ------------

Michael Rosen                   1997       $  98,083        -             -             50,000(3)            -
 Chairman of the Board,         1996         112,250(1)     -             -            200,000(3)            -
 President, Chief            9/30/95(4)       81,000(1)     -             -               -                  -
 Executive Officer

(1) Does not include an aggregate of $89,565 of salary which was accrued and not paid to Mr. Rosen during the period from inception through September 30, 1996, to which Mr. Rosen has waived all rights.
(2) The value of all perquisites provided to the Company's officers did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.
(3) Represents ten-year options granted in May 1996 and September 1996 pursuant to the Company's 1995 Long Term Incentive Plan.
(4)  Represents the nine-month period ended December 31,1995.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth all stock options granted to the executive officers named in the Executive Compensation table during the fiscal year ended December 31, 1997 and 1996.

                                              Individual Grants
                        -----------------------------------------------------------------
                         Number of      % of Total
                        Securities     Options/SARS
                        Underlying       Granted to
                        Options/SARS   Employees in    Exercise or Base    Expiration
Name                     Granted (#)    Fiscal Year      Price ($/Sh)         Date
----                    ------------   ------------    ---------------     -----------
Michael Rosen               33,333         12.5%          $3.00             May 31, 2006 (1)
                           166,667         62.5%          $1.50             September 11, 2006 (2)
                            50,000         42.9%          $1.50             May 1, 2007(3)

------

(1) Represents ten year options granted in May 1996, pursuant to the Company's 1995 Long Term Incentive Plan. Options became fully vested on November 30, 1996.
(2) Represents ten year options granted in September 1996, pursuant to the Company's 1995 Long Term Incentive Plan. Options became fully vested on March 12, 1997.
(3) Represents ten year options granted in May 1997 pursuant to the Company's 1995 Long Term Incentive Plan. Options became fully vested on November 1, 1997.

Consulting Agreement

     In October 1998, the Company entered into a five-year consulting agreement with its President, Arthur G. Rosenberg which becomes effective upon the acquisition of two companies, New Yorker Ice Cream Corp. ("NYIC") and Jerry's Ice Cream Co., Inc. ("Jerry's"), which the Company intends to acquire from the proceeds of a proposed secondary public offering. At such time Mr. Rosenberg will be resigning as President of the Company and continuing in his position as Chief Executive Officer. Mr. Rosenberg is to provide management, sales and marketing services to the Company for a monthly fee of $5,000.

Proposed Employment Agreements

     Ted Ketsoglou has entered into a five year employment agreement, commencing on the closing of the NYIC acquisition, wherein he has agreed to serve as President of the Company. The term of the agreement may be extended for an additional five year period at the sole option of the Company. As compensation for his services, Mr. Ketsoglou is to receive $126,000 annually and an annual bonus equal to 2% of the Company's pretax profits. He is also to receive annual salary increments of 5% during the initial five year term and 10% thereafter. Upon the effectiveness of the agreement, the Company will be issuing to Mr. Ketsoglou 200,000 shares of its Common Stock, of which half shall vest on January 15, 1999 and half on January 15, 2000. His employment agreement also provides for the granting of certain options upon the closing of future acquisitions by the Company and for certain payments following death or disability. During the term of his employment, the Company has also represented that it will use reasonable efforts to cause the appointment or election of Mr. Ketsoglou to the Company's Board of Directors.

     Gerald Schneider has entered into a five year employment agreement, commencing on the closing of the Jerry's acquisition, wherein he has agreed to serve as Vice President of Sales of the Company. The term of the agreement may be extended for an additional five year period at the sole option of the Company. As compensation for his services, Mr. Schneider is to receive $115,500 annually and an annual bonus equal to 2% of the Company's pretax profits. He is also to receive annual salary increments of 5% during the initial five year term and 10% thereafter. Upon the effectiveness of the agreement, the Company will be issuing to Mr. Schneider 200,000 shares of its Common Stock on which half shall vest on January 15, 1999 and half on January 15, 2000. His employment agreement also provides for the granting of certain options upon the closing of future acquisitions by the Company and for certain payments following death or disability. During the term of his employment, the Company has also represented that it will use reasonable efforts to cause the appointment or election of Mr. Schneider to the Company's Board of Directors.

Stock Plans

     1995 Long Term Incentive Plan

     In August 1995, the Company adopted The Mike's Original, Inc. 1995 Long Term Incentive Plan (the "1995 Incentive Plan") in order to motivate qualified employees of the Company, to assist the Company in attracting employees and to align the interests of such persons with those of the Company's stockholders.

     The 1995 Incentive Plan provides for the grant of "incentive stock options" within the meaning of the Section 422 of the Internal Revenue Code of 1986, as amended, "non-qualified stock options," restricted stock, performance grants and other types of awards to officers, key employees, consultants and independent contractors of the Company and its affiliates.

     The 1995 Incentive Plan, which is administered by the Board of Directors, authorizes the issuance of a maximum of 433,333 shares of Common Stock. If any award under the 1995 Incentive Plan terminates, expires unexercised, or is canceled, the Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. To date, the Company has granted an aggregate of 306,667 options to purchase Common Stock under the 1995 Incentive Plan, of which 250,000 options have been granted to Michael Rosen, the Company's former Chairman of the Board and Chief Executive Officer. 33,333 of these options are exercisable for ten years from the date of grant at a price of $3.00 per share and 216,667 of these options are exercisable for ten years from the date of grant at a price of $1.50 per share. Another
56,667 options have been granted to Steven A. Cantor. Each of the options granted to Mr. Cantor are exercisable for a ten year term at a price of $1.50 per share. As of October 31, 1998, none of these options had been exercised.

     1996 Non-Qualified Stock Option Plan

     In October 1996, the Company's Board of Directors approved a 1996 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") which covers 500,000 shares of the Company's Common Stock. The options become exercisable in installments as determined at the time of grant by the Board of Directors. As of the date of this proxy statement, the Company had granted [478,332] options to purchase shares of Common Stock under the Non-Qualified Plan at an exercise price of $1.50 per share. Arthur G. Rosenberg, Martin Pilossoph and Myron Levy have been granted options to purchase 23,333 shares of Common Stock each at the exercise price of $1.50 per share pursuant to the Non-Qualified Plan. Frederic
D. Heller has been granted options to purchase 58,333 shares of Common Stock at the exercise price of $1.50 per share pursuant to the Non-Qualified Plan. Alma has been granted options to purchase 133,333 shares of Common Stock at an exercise price of $1.50 per share pursuant to the Non-Qualified Plan. Steven A. Cantor has been granted options to purchase 76,667 shares of Common Stock at an exercise price of $1.50 per share. As of October 31, 1998, none of these options had been exercised.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1998, the Company authorized the issuance of 475,000 shares of Common Stock to Arthur G. Rosenberg, which shares are issuable upon the closing of NYIC and Jerry's, in consideration for prior management services, and 85,000 shares were issued at such time to each of Myron Levy and Frederic D. Heller as directors' compensation.

     In August 1998, the Company issued 97,500 shares of Common Stock to Marc P. Palker in consideration for financial consulting services rendered for the Company through July 1998.

     In May 1998, the Company entered into a settlement and general release ("Settlement Agreement") with Michael Rosen, its then Chairman of the Board and President, Rachelle Rosen, its then Secretary and Treasurer, Martin Pilossoph, the father of Rachelle Rosen and father-in-law of Michael Rosen and then a director and Elizabeth Pilossoph, the mother of Rachelle Rosen and mother-in-law of Michael Rosen. Pursuant to the terms of the Settlement Agreement, (i) Michael Rosen, Rachelle Rosen and Martin Pilossoph voluntarily resigned as officers and directors of the Company, (ii) the employment agreements of each of Michael Rosen and Rachelle Rosen were terminated, (iii) the Company agreed to repay certain outstanding indebtedness to each of Michael Rosen and Elizabeth Pilossoph and (iv)each of the Company on the one hand, and the Rosens and Pilossophs on the other hand, gave the other a general release.

     In April 1997,  the Company issued 150,000 shares of Common Stock to Steven
A. Cantor, the Company's largest stockholder, as consideration for the termination of his three year consulting agreement providing for payments of $125,000 annually, which would have commenced on the Company's initial public offering.

     In October 1996, the Company issued 16,667 shares of Common Stock to Frederic D. Heller, the Company's then Vice President-Finance, Treasurer, and a director, as payment for services rendered during the year ended December 31, 1996. These shares were valued at $3.00 per share, the estimated fair market value of the Common Stock at the date of issuance.

     On August 28, 1996, Michael Rosen, was issued a promissory note in the principal amount of $206,250. The funds that Mr. Rosen loaned the Company were the proceeds of a sale by Mr. Rosen to investors of 183,333 shares of his Common Stock at a price of $1.12 per share. This loan bears interest at a rate of 8% and initially was payable the earlier of (i) thirteen (13) months from the date of the loan, or (ii) the date the Company successfully consummates an initial public offering of securities of the Company, but only to the extent that the over-allotment option is exercised in such offering and only from the proceeds received by the Company from the exercise of the over-allotment option. In
September 1996, the maturity date of this promissory note was revised to September 30, 1998. In addition, the revised promissory note provides that one-half of the outstanding principal amount of the note will be paid with accrued interest thereon in the event the Company successfully consummates an initial public offering of securities of the Company, but only to the extent that the over-allotment option was exercised in such offering and only from the proceeds received by the Company from the exercise of the over-allotment option. This loan was part of the May 1998 settlement agreement with Mr. Rosen.

     In August, September and October 1996, the Company received three loans from Steven A. Cantor aggregating $253,750. A portion of the funds that this stockholder loaned the Company was a result of the stockholder selling shares of his Common Stock to an investor. In August 1996, this stockholder sold 38,889 shares of his Common Stock at a price of $1.12 per share. In September 1996, this stockholder sold 23,333 shares of his Common Stock at a price of $1.50 per share. These loans, which were consolidated into one note in September 1997, bear interest at a rate of 8% and are payable the earlier of (i) June 1, 1997, or (ii) with respect to $123,750 of the principal amount, the date the Company successfully consummates an initial public offering of securities of the Company, but only to the extent that either the over-allotment option is exercised in such offering or within ninety (90) days after the underwriter elects not to exercise the over-allotment option. This loan was repaid in 1997.

     As a general rule, all transactions among the Company and its officers, directors or stockholders have been, and in the future will be, made on terms no less favorable to the Company than those available from unaffiliated parties.

Report on Interlocks and Insider Participation

     Except as otherwise disclosed herein, none of the Company's directors had any relationship requiring disclosure in this Proxy Statement.

          In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Report on Executive Compensation" and "Company Stock Performance" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                        REPORT ON EXECUTIVE COMPENSATION

     The compensation of the Company's executive officers is determined by the Board of Directors. Except for Arthur Rosenberg, none of the Company's directors is an executive officer or employee of the Company or any of its affiliates.

General Policies

     The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain the management talent required to achieve aggressive corporate objectives in a rapidly changing industry, and thereby increase stockholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's business. To attain these objectives, the Company's executive compensation program includes a competitive base salary, coupled with a substantial cash incentive component which is "at risk" based on the performance of the Company's business, primarily as reflected in the achievement of financial goals. As a general matter, as an executive officer's level of management responsibility in the Company increases, a greater portion of his or her potential total compensation depends upon the Company's performance as measured by objective standards over one or more years.

     Stock options are granted to employees, including the Company's executive officers, by the Board of Directors under the Company's 1995 Long-Term Incentive Plan and 1996 Non-Qualified Stock Option Plan . The Committee believes that stock options provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of Common Stock on the date of grant, have a maximum term of five to ten years and generally become exercisable for half of the option shares one year from the date of grant and for all of the option shares two years from the date of grant. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Board of Directors, have the greatest potential impact on the Company's profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

Relationship of Compensation to Performance

     The Board of Directors annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to the Company's executive officers during the coming year. In setting salaries, the Board of Directors takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the incentive compensation and stock option plans maintained by the Company and its affiliates, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     The Board of Directors also determines the terms of the Company's executive management incentive program. In doing so, the Board of Directors reviews management's plans for the Company's growth and profitability, determines the criteria to be used for the determination of bonus awards under the executive management incentive program and fixes the levels of target and maximum awards for participants and the level of attainment of financial performance objectives necessary for awards to be made under each incentive compensation plan.

     Stock options are granted to key employees, including the Company's executive officers, by the Board of Directors under the Long-Term Incentive Plan and Non-Qualified Stock Option Plan. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon his or her base salary and the level of that officer's management responsibility. The largest grants are awarded to the most senior officers who, in the view of the Board of Directors, have the greatest potential impact on the Company's profitability and growth.

Compensation of President

     For fiscal 1997, pursuant to the terms of his employment agreement with the Company, Mr. Michael Rosen, the Company's then President, received compensation of $98,083. See "Executive Compensation-Employment Agreements". In light of this employment agreement, the Board of Directors was not required to make any decision regarding the base compensation of Mr. Rosen. In fiscal 1997, the Board of Directors granted to Mr. Rosen options to purchase an aggregate of 50,000 shares of Common Stock exercisable at $1.50 per share under the 1995 Long-Term Incentive Plan. These options were granted at exercise prices equal to the market value of the Company's Common Stock on the date of grant. The Board of Directors believed that these options provided an incentive for Mr. Rosen to maximize long-term shareholder value. Upon the termination of Mr. Rosen's employment in May 1998, all outstanding options granted to Mr. Rosen were deemed to be fully vested pursuant to, and as of the date of, the Settlement Agreement.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers (the "NASD"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1997.


               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

General

     The Board of Directors has proposed and recommended to its stockholders a proposal which authorizes the Board in its discretion to file an amended Certificate of Incorporation which, among other things, amends Article First of the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to "New Yorker Marketing Corp."



Board Position and Required Vote

   The proposal will be adopted only if it receives the affirmative vote of a majority of the outstanding shares of Common Stock. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders in that it more formally identifies the recent change in the business plan of the Company from a manufacturer of ice cream to a distributor of ice cream and related products concentrating in the New York City Metropolitan area through the proposed acquisitions of New Yorker Ice Cream Corp. ("NYIC") and Jerry's Ice Cream Co., Inc. ("Jerry's"). Accordingly, the Board of Directors recommends a vote FOR its adoption. Proxies received will be voted in favor of the proposed amendment unless otherwise indicated.

                 PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
                         TO EFFECT A REVERSE STOCK SPLIT

   The Board of Directors has proposed and recommended to the stockholders a proposal which authorizes the Board of Directors to file a Certificate of Amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation which amends Article Fourth to effect a reverse stock split (the "Reverse Stock Split").

   The Company has filed with the Securities and Exchange Commission an underwritten secondary public offering, a portion of the proceeds of which are intended to be used by the Company to engage in specific acquisitions of companies which will compliment or expand its business consistent with its business plan to become a distributor of ice cream and related products. In this regard, a portion of the proceeds will be used to purchase NYIC and Jerry's. The Company has been advised by the proposed underwriter that he will not proceed with the offering unless the Company effects the Reverse Stock Split so that the per share price of the Common Stock is substantially greater than the current market price which was $ 5/8 per share on November 17, 1998. The Company and the proposed underwriter of the secondary offering have preliminarily determined that 3,500,000 shares of Common Stock will be sold in the proposed offering, though there can be no assurance that the offering will be successful.

   In view of its recent curtailment of the sale of its own product line, the Board of Directors believes that it is in the best interests of the Company to redirect its business efforts through the acquisition of NYIC and Jerry's. The Company does not have adequate capital to purchase such companies without borrowing money or selling equity securities. The Board of Directors believes that, as a result of the financial condition of the Company, the sale of equity securities is preferable to the incurrence of indebtedness and the proposed underwriter of the Company's secondary offering has advised the Company that a recapitalization of the Common Stock is a prerequisite to the consummation of such secondary offering. Consequently, the Board of Directors recommends the Reverse Stock Split. In addition, the Board of Directors believes that to issue equity securities in a secondary offering in the absence of the Reverse Stock Split at its current market price could impair the marketability of the Common Stock to institutional investors and members of the investing public and create a negative impression with respect to the Company when compared with the Company's competitors.

   If the Reverse Stock Split is approved by the stockholders of the Company, the Board will select, in its discretion, a number of shares of old common stock ("Old Common Stock") to be reclassified into each share of new common stock ("New Common Stock") (the "ratio"). Its determination of the Reverse-Split ratio must be a whole-number ratio of either one-for-four or one-for-five. The stockholders are requested to approve a Reverse Stock Split in each of the following ratios of: one-for-four or one-for-five (individually the "Reverse Stock Split" and collectively the "Reverse Stock Splits"), and the Board can choose either one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Split would be abandoned by the Board pursuant to Section 242(c) of the General Corporation Law of Delaware without further action by the stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors after authorization by stockholders.

   The Board currently expects to effect a Reverse Stock Split in the ratio of one-for-five. The Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and factors deemed relevant by the Board, which may include, but not be limited to, belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors. The Board of Directors reserves the right, notwithstanding stockholder approval of this proposal and without further action by the stockholders, to abandon the Reverse Stock Split, if, at any time prior to filing the Amendment with the Delaware Secretary of State, the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. Conversely, the Board reserves the right to effectuate the Reverse Stock Split under less than favorable conditions based on any factors deemed material by the Board, in its sole discretion. The Board of Directors believes that leaving the discretion to the Board of Directors in these regards will permit flexibility so as to effectuate the Reverse Stock Split in an appropriate and well-planned manner. For example, one of the most important factors that the Board will consider will be the effect of the Reverse Stock Split on the market price of the Common
Stock.  Other  factors  may also  cause  the  Board  of  Directors  to  effect a
Reverse-Stock-Split, including an effort to make the Common Stock more attractive to members of the financial community and certain types of investors who may have a tendency to avoid purchasing low-priced stock.

Effects of the Reverse Stock Split

   Consummation of a Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain at 20,000,000 shares. Consummation of the Reverse Stock Split will not alter the par value of Common Stock, which will remain at $.001 per share of Common Stock.

   If the Reverse Stock Split takes place, a number of outstanding shares will resume the status of authorized and unissued shares, and these shares will again be available for issuance. Effective with the Reverse Stock Split, the conversion rate of certain outstanding options and warrants will be adjusted proportionately, so that, for example, if a one-for-five Reverse Split is effected, each such outstanding option or warrant would thereafter cover one-fifth as many shares of Common Stock, or if a one-for-four Reverse Stock Split is effected, each outstanding option or warrant would thereafter cover one-fourth as many shares of Common Stock. Shares that are no longer necessary for issuance upon conversion or exercise will become unreserved and available for future issuance or reservation. Proportionate voting rights and other rights of stockholders will not be altered by any Reverse Stock Split (other than as a result of payment in cash in lieu of fractional shares.)

   Consummation of a Reverse Stock Split should have no material federal tax consequences to most stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each stockholder must obtain his or her own tax advice; and this general description is not tax advice.

   The Common Stock is listed for trading on the OTC Bulletin Board. On November 17, 1998, the reported closing price of the Common Stock on the OTC Bulletin Board was $ 5/8 per share. No assurance can be made as to the future price of shares of Common Stock.

Possible Advantages

   The Board of Directors believes that it is in the best interests of the Company to redirect its business efforts through the acquisition of NYIC and Jerry's. The Company does not have adequate capital to purchase such companies without borrowing money or selling equity securities. The Board of Directors believes that, as a result of the financial condition of the Company, the sale of equity securities is preferable to the incurrence of indebtedness and the proposed underwriter of the Company's secondary offering has advised the Company that a recapitalization of the Common Stock is a prerequisite to the consummation of a secondary offering. There can be no assurance that such offering will in fact be consummated.

   In the event that the Company does not proceed with a secondary offering, the Board believes that a decrease in the number of shares of Common Stock outstanding without any corresponding alteration of the proportionate economic interest in the Company represented by individual shareholdings may increase the trading price of such shares and such higher price would be more appropriate for the Common Stock. However, no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of shares outstanding resulting from any Reverse Stock Split.

   In addition, any increase in the difference between the authorized number of shares of Common Stock and the number of shares outstanding or committed after giving effect to the Reverse Stock Split and issuance of shares in the secondary offering could have an advantage of permitting the Company to issue shares for acquisition, sale of equity, conversion of convertible debt, and other purposes that could improve the financial position of the Company. In the absence if a secondary offering, an even greater number of shares of Common Stock would be available for issuance under such circumstances.

   If the Reverse Stock Split is approved by stockholders, the Board will have authority without further stockholder approval to effect a Reverse Stock Split of one share for each outstanding four or five, corresponding to the ratios shown in the following table.

   The following table sets forth the number of shares of Common Stock that would be outstanding (based on the 3,515,145 shares outstanding as of November 5, 1998 and 1,560,000 additional shares issued thereafter in a private offering by the Company and without giving effect to shares issuable in connection with the proposed acquisitions) immediately after the Reverse Stock Split. The reduction of the number of shares outstanding in the Reverse Stock Split has the inverse effect on authorized and unissued shares. The table does not attempt to account for cashing out fractional shares, nor does it account for the proposed increase in the Company's authorized capital stock.

Ratio of Reverse       Common Stock           Authorized and
Stock Split            Outstanding        Unissued Common Stock
----------------       ------------   -------------------------------
                                      Before Reverse    After Reverse
                                        Stock Split      Stock Split
                                      --------------    -------------
None                    5,075,145        14,924,855
1-for-4                 1,268,786                        18,731,214
1-for-5                 1,015,029                        18,984,971


     Upon determination of the exact ratio of the Reverse Stock Split and the filing of appropriate documents to effect such Reverse Stock Split, the Board will notify Stockholders that the Reverse Stock Split has been effected. In addition, the Board shall have authority to determine the exact timing of the Reverse Stock Split.

     The Company's reporting obligations under the Securities Exchange Act of 1934 should not be affected by the changes in capitalization contemplated pursuant to the Reverse Stock Split. No significant reduction should be anticipated in the number of record holders of the Common Stock below its Record Date level of 195, which is and will continue to be below the Securities Exchange Act of 1934's (the "Exchange Act") going-private threshold of fewer than 300. However, the Company has no intention of terminating the registration of the Common Stock under the Exchange Act.

Possible Disadvantages

     The Board of Directors anticipates that the decrease in the number of shares of Common Stock outstanding caused by the Reverse Stock Split will be offset by the additional shares of Common Stock issued in the secondary offering. In the event that the Company does not proceed with the secondary offering, the Board is hopeful that the decrease in the number of shares of Common Stock outstanding will stimulate interest in the Company's Common Stock and possibly promote greater liquidity. However, the possibility does exist that such liquidity may be adversely affected by the reduced number of shares which would be outstanding if the proposed Reverse Stock Split is effected. The Reverse Stock Split will reduce the number of shares outstanding to between 1,015,029 (if a 1-for-5 Reverse Stock Split is effected) and 1,268,786 (if a 1-for-4 Reverse Stock Split is effected). Fewer publicly held shares may result in lower trading volume which may reduce financial community interest in the Common Stock. A lower trading volume for the Common Stock may also depress the Common Stock market price.

     If the Reverse Stock Split takes place, a number of outstanding shares will resume the status of authorized and unissued shares, which shares will again be available for issuance. In the event that any additional authorized and unissued shares of the Company's Common Stock remain after giving effect to the issuance of shares of Common Stock in the secondary offering, additional shares will be available in the event the Board of Directors determines that it is necessary and appropriate to raise additional capital through the sale of securities in the public or private market, enter into a strategic partnership with another company, grant options to the Company's employees or acquire another company, business or assets, or in other events. Common Stock would be authorized to be issued in the discretion of the Board of Directors without stockholder approval of each issuance. The Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, unless applicable law or regulation requires otherwise. In the event the Company issues additional shares of Common Stock, such issuance may depress the price of currently outstanding shares of Common Stock or impair the liquidity of such shares. In addition, the issuance may be on terms that are dilutive to stockholders. Issuance of additional shares may also have the effect of diluting the earnings per share and book value per share of shares currently outstanding.

Potential Anti-Takeover Effect of Authorized but Unissued Securities and Bylaw Provision

     In the absence of a secondary offering, the Reverse Stock Split would result in a greater difference between the number of authorized shares and the number of outstanding shares. Even if a secondary offering is consummated, depending upon the number of shares of Common Stock sold in the secondary offering, following a Reverse Stock Split there may be a greater difference between the number of authorized shares and number of outstanding shares. The issuance of shares of Common Stock or Preferred Stock under particular circumstances may have the effect of discouraging an attempt to change control of the Company, especially in the event of a hostile takeover bid. The increase in the spread between authorized and issued (and committed) Common Stock recommended by the Board of Directors could have the overall effect of rendering more difficult the accomplishment of an acquisition of the Company, and to make more difficult the removal of incumbent management of the Company. Common Stock would be authorized to be issued in the discretion of the Board of Directors without stockholder approval of each issuance. The proportionate increase in the authorized number of shares of Common Stock could have an advantage of permitting the Company to issue shares for other purposes that could improve the financial position of the Company. However, the proportionately larger spread between authorized shares and outstanding (or committed) shares might be used to increase the stock ownership or voting rights of persons seeking to obtain control of the Company; and this anti-takeover effect could benefit incumbent management at the expense of the stockholders. Issuance of additional shares also could have the effect of diluting the earnings per share and book value per share of shares of Common Stock outstanding.

     The Company may issue new securities without first offering them to stockholders. The holders of Common Stock of the Company have no preemptive rights. Preemptive rights would have given stockholders a right to purchase pro rata new securities issued by the Company. Preemptive rights protect such holders from dilution to some extent by allowing holders to purchase shares according to their percentage ownership in each issuance of new securities. Therefore, the Company may issue its shares in a manner that dilutes current stockholders.

Accounting for Reverse Stock Split

     The Reverse Stock Split will cause the number of "odd-lot" holders to go up and cause the number of "round-lot" holders of the Common Stock to go down. The number of round-lot holders is a common measure of a stock's distribution, and a lower number may reflect more negatively on the Company's shares. Higher numbers of odd-lot holders may become reluctant to trade their shares because of any stigma or higher commissions associated with odd-lot trading. This may negatively impact the average trading volume and thereby diminish interest in Common Stock by some investors and advisors.

     If a Reverse Stock Split is declared, it will require that an amount equal to the number of fewer shares issued times such shares' par value transferred to the Company's Surplus Account (specifically, its Capital Surplus Account) from its Capital Account. The number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be increased correspondingly. The resolutions approving the Reverse Stock Split provide that this increase in capital in excess of par value will be treated as capital for statutory purposes. However, under Delaware law, the Board of Directors of the Company will have the authority, subject to various limitations, to transfer some or all of such increased capital in excess of par value from capital to surplus, which additional surplus could be distributed to stockholders as dividends or used by the Company to repurchase outstanding stock. The Company currently has no plans to use any surplus so created to pay any such dividend or to repurchase stock.

     The following tables illustrate, by way of example, the principal effects of the Reverse Stock Split to the Company's capital accounts on a pro forma basis as at November 5, 1998 (giving effect to the issuance of 1,560,000 shares in its private offering and without giving effect to the proposed acquisitions) in the event of a one-for-four and one-for-five Reverse Stock Split:

                                           Prior to      After a 1-for-4  After a 1-for-5
                                         Reverse Stock    Reverse Stock    Reverse Stock
Number of Shares                             Split            Split             Split
----------------                         -------------   ---------------  ---------------
Common Stock:
     Authorized. . . . . . . . .           20,000,000       20,000,000        20,000,000
     Outstanding . . . . . . . .            5,075,145        1,268,786         1,015,029
     Reserved. . . . . . . . . .              933,333          233,333           186,666
Available for Future
   Issuance  . . . . . . . . . .           13,991,522       18,497,881        18,798,305

Liquidation of Fractional Shares

     At the effective date of the Reverse Stock Split (the "Effective Date"), each share of old Common Stock issued and outstanding immediately prior thereto, will be reclassified as and changed into the appropriate fraction of a share of the Company's New Common Stock. All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

     American Stock Transfer & Trust Company will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send stock certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

     If this proposal is approved by stockholders and the Company files the Amended Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

     The Company will either deposit sufficient cash with its Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the exchange agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

     The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

     The number of record  holders of the  Common  Stock on the Record  Date was
195. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders. Holders of New Common Stock will continue to be entitled to receive such dividends as may be declared by the Board of Directors. To date no dividends on the Common Stock have been paid by the Company.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the outstanding shares of Common Stock. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR each of the proposed alternative ratios. Proxies received will be voted in favor of the proposed amendment unless otherwise indicated.




                         INDEPENDENT PUBLIC ACCOUNTANTS


     Grant Thornton LLP served as the Company's independent auditors for the nine month period ended December 31, 1995, and the fiscal year ended December 31, 1996. On September 10, 1997, the Company received a letter from Grant Thornton LLP in which they advised the Company in writing that they had resigned as the Company's independent auditors.

     On January 15, 1998, with the approval of the Company's Board of Directors, the Company retained Lazar Levine & Felix LLP as its independent accountants for the year ended December 31, 1997. Lazar Levine & Felix LLP served as the Company's independent auditors for the year ended December 31, 1997 and has been retained as independent auditors for the year ending December 31, 1998. A representative of Lazar Levine & Felix LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

     The Company has enclosed its Annual Report of Stockholders for the fiscal year ended December 31, 1997 with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

                            MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     The Company will provide without charge to any stockholder as of the Record Date, copies of the Company's Annual Report on Form 10-KSB, upon written request delivered to the Secretary, at the Company's offices at 366 N. Broadway, Jericho, NY 11753.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held by record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than March 31, 1999 to be considered for inclusion in the Company's next Proxy Statement.

                                 By Order of the Board of Directors,

                                 Arthur Rosenberg
                                 ----------------------------------
                                 President
November 23, 1998
Jericho, New York

                                                      Exhibit A

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        CHANGING THE NAME OF THE COMPANY

   The following sets forth the changes to Article "FIRST" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

   "FIRST: The name of the corporation is:  NEW YORKER MARKETING CORP."

                                                     Exhibit B

                          PROPOSED REVERSE STOCK SPLIT

     If proposal 3 is approved, the following will be included in an amendment to the Amended and Restated Certificate of Incorporation of the Company, in article FOURTH, subsection (a), third paragraph thereof:

         Each issued and outstanding share of Common Stock of the par value of $.001 per share of the Corporation (the "Old Common Stock") as of the date of filing of this amended and restated certificate of incorporation (the "Effective Date") shall automatically and without any action on the part of the holder thereof, be reclassified as and changed into one-x(1/x) [x is to be completed with a whole number which shall be either four (4) or five (5), inclusive, hereafter approved by the Board of Directors] of one share of Common Stock of the par value of $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates", whether one or more) representing the number of whole shares of the New Common Stock into which any for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Company. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor on the basis of the average of the last reported "bid" and "asked" prices of the Old Common Stock on the OTC Bulletin Board on the Effective Date (or in the event the Company's Common Stock is not so traded on the Effective Date, such average of the last reported "bid" and "asked" prices on the next preceding day on which such stock was traded on the OTC Bulletin Board). If more than one Old Certificate shall be surrendered at one time for the account of the same Stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

Mike's Original, Inc.    The undersigned  hereby  appoints  Arthur Rosenberg and
                         Myron Levy, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in MIKE'S ORIGINAL, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held December 28,1998 and any adjournments thereof

The Board of Directors recommends a vote FOR the following proposals:

1. Election of the following nominees, as set forth in the proxy statement:

     Arthur G. Rosenberg, Myron Levy and Frederic D. Heller.

     [   ]  FOR all nominees listed below     [   ] WITHHOLD authority to vote

(Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)

--------------------------------------------------------------------------------

2. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "New Yorker Marketing Corp.", as set forth in Exhibit A to the Proxy Statement.

          FOR  [  ]           AGAINST  [  ]                 ABSTAIN  [  ]

3. Proposal to grant the Board of Directors authority to amend the Company's Certificate of Incorporation to effect a reverse stock split of the Common Stock, in the proportion determined by the Board of Directors, as set forth in Exhibit B to the Proxy Statement.

 You may vote for, vote against or abstain from voting on any one or more of the following. The Board will select one and only one of the approved ratios:

      A.  To authorize a four-for-one reverse stock split:

          FOR  [  ]           AGAINST  [  ]                 ABSTAIN  [  ]

      B. To authorize a five-for-one reverse stock split:

          FOR  [  ]           AGAINST  [  ]                 ABSTAIN  [  ]

4. Upon such other business as may properly come before the meeting or any adjournment thereof.


           (Continued and to be signed on reverse side)

         - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.

Dated:  _____________, 1998
                         -------------------------------------------------[L.S.]

                         -------------------------------------------------[L.S.]
                    (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

 PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE